Financial Instruments by Category	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments by Category	FAIR VALUE AND FAIR VALUE HIERARCHY OF FINANCIAL INSTRUMENTS
The carrying values of cash and cash equivalents, restricted cash and cash equivalents, trade and other receivables, trade and other payables and bank loans approximate their fair values at each balance sheet date.
The estimated fair value of the Group’s Senior Notes as at June 30, 2021 were approximately US$7.74 billion (as at December 31, 2020: US$7.77 billion), which was based on level 2 inputs (quoted prices in markets that are not active) (as at December 31, 2020: same).
In August 2018, the Company entered into interest rate swap agreements (the “IR Swaps”), which qualified and were designated as fair value hedges, swapping fixed-rate for variable-rate interest to hedge changes in the fair value of the 2023 Notes, 2025 Notes and 2028 Notes. These IR Swaps had a total notional value of US$5.50 billion and expired in August 2020. For the six months ended June 30, 2020, the Company recorded a US$40 million reduction to interest expense related to the realized amount associated with the IR Swaps.